Exhibit 32

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Georgia Gulf Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward A. Schmitt, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD A. SCHMITT
Edward A. Schmitt
President and Chief Executive Officer
November 2, 2006

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Georgia Gulf Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James T. Matthews, certify, to the best of my knowledge pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES T. MATTHEWS
James T. Matthews
Vice President-Finance, Treasurer and Chief Financial Officer
November 2, 2006